                                                                    Exhibit 3.58

CERTIFICATE OF INCORPORATION
OF
AMB-U-CHAIR Coaches, Inc.

Under Section 402 of the Business Corporation Law.

IT IS HEREBY CERTIFIED THAT:

1. The name of the proposed corporation is AMB-U-CHAIR Coaches, Inc.

2. The purpose or purposes for which this corporation is formed are as follows, to wit:

A. To engage in, conduct, and carry on, in all its various branches the business of ambulance service and the business of transport of medically handicapped or otherwise disabled persons for itself or for others for hire by means of ambulances, invalid coaches and vehicles of every kind and nature and description.

B. To build, construct, lease or otherwise acquire, maintain, own, utilize and operate buildings, storage houses, and garages for the storing, repairing, caring for and keeping for hire therein ambulances, invalid coaches and vehicles of every nature, kind and description.

C. To buy, sell, lease (either as lessee or lessor) or in any other manner acquire, sell, use, operate, rent, hire, furnish and grant the use of and generally deal in medical supplies, hospital supplies and equipment, and deal with hospitals, nursing homes , doctors, surgeons and all other users.

D. To invest its funds in, and to purchase or otherwise acquire and deal in corporate stocks, bonds, debentures, notes, evidences of indebtedness and other securities issued or created by others.

E. To buy or otherwise acquire, hold, own, sell, assign, transfer, make loans upon, mortgage, pledge, exchange, invest in, deal in, issue, draw, make, accept, endorse, execute, guarantee, agree to repurchase, have discounted, rediscount or otherwise dispose of open accounts receivable, promissory notes, acceptances, finance bills, conditional sales contracts, liens, leases, mortgages, warehouse and trust receipts, bills of lading, warrants, stocks, bonds, securities and other negotiable or transferrable instruments, evidences of indebtedness, and contracts, including personal property and choses in action of any and every kind, nature and description, either with or without recourse, in furtherance of its corporate business.

F. To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge or otherwise dispose of or turn to account or deal with all or any part of the property of the Corporation and from time to time to vary any investment or employment of capital of the Corporation.

G. To borrow money, and to make and issue notes, bonds, debentures, obligations and evidence of indebtedness of all kinds, whether secured by mortgage, pledge or otherwise, without limit as to amount, and to secure the same by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every kind and description, to the same extent as a natural person might or could do.

H. To purchase or otherwise acquire and to hold, own, maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in lands and leaseholds and any interest, estate and rights in real property, and any personal or mixed property, and any franchise, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed.

I. To do all and every thing necessary, suitable and proper for the accomplishment of any of the purposes of the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things incidental or appurtenant to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the same is not inconsistent with the laws under which this Corporation is organized.

J. To acquire by purchase, subscription or otherwise, and to hold for investment or otherwise and to use, sell, assign, transfer, mortgage, pledge or otherwise deal with or dispose of stocks, bonds or other obligations or securities of any corporation or corporations; to merge or consolidate with any corporation in such manner as may be permitted by law; to aid in any manner any corporation whose stocks, bonds or other obligations are held or in any manner guaranteed by this Corporation, or in which this Corporation is in any way interested; and to do all other acts or things for the preservation, protection, improvement or enhancement of the value of any such stocks, bonds or other obligations, and while owner of any such stocks, bonds or other obligations, to exercise all the rights, powers and privileges of ownership thereof, and to exercise any and all voting powers thereon; to guarantee the payment of dividends upon any stock or the principal or interest or both, of any bonds or other obligations and the performance of any contracts in furtherance of its corporate business.

K. Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this Certificate of Incorporation is intended by the Corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the Business Corporation Law upon the Corporation, upon its shareholders, bondholders and security holders and upon its directors, officers and other corporate personnel. The Corporation, in furtherance of its corporate purposes above set forth, shall have all of the powers enumerated in Section 202 of the Business Corporation Law, subject to any limitations provided in the Business Corporation Law or any statute of the State of New York.

Section I

No holder of shares of the Corporation shall be entitled to subscribe for, purchase or otherwise acquire any shares of the Corporation which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase or otherwise acquire shares of any Class of the Corporation; and any and all of such shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred, if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without offering the same or any thereof to any said holder.

Section II

A. Directors need not be shareholders of the Corporation.

B. The powers of this Corporation shall be exercised through a Board of Directors and by such committees, officers and agents as the Board of Directors may appoint or elect. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the statutes of New York, of this Certificate and to any by-laws from time to time made by the shareholders.

C. The number of directors of the Corporation shall be as specified in the By-Laws of the Corporation, but such number may from time to time be increased or decreased in such manner as may be prescribed by the By-Laws. In no event shall the number of Directors be less than the minimum number prescribed by law. The election of Directors need not be by ballot.

Section III

1. In furtherance and not in limitation of the powers conferred by the laws of the State of New York, the Board of Directors is expressly authorized and empowered:

(a) To make, alter, amend and repeal By-Laws subject to the power of the shareholders to alter or repeal the By-Laws made by the Board of Directors.

(b) Subject to the applicable provisions of the By-Laws then in effect, to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account or book or document of the corporation, except as conferred by the laws of the State of New York, unless and until authorized so to do by the resolution of the Board of Directors or of the stockholders of the corporation.

(c) Without the assent or vote of the shareholders, to authorize and issue obligations of the corporation, secured or unsecured, to include therein such provisions as to redeemability, convertibility or otherwise, as the Board of Directors, in its sole discretion, may determine, and to authorize the mortgaging or pledging, as security therefor, of any property of the corporation; real or personal, including after-acquired property.

(d) To establish bonus, profit-sharing or other types of incentive or compensation plans for the employees (including officers and directors) of the corporation and to fix the amount of profits to be distributed or shared and to determine the persons to participate in any such plans and the amounts of their respective participations.

(e) To mortgage, pledge or create a security interest in all or substantially all of the corporate property.

Section IV

A. Any director or any officer elected or appointed by the stockholders or by the Board of Directors may be removed at any time in such manner as shall be provided in the By-Laws of the Corporation.

B. No contract or other transaction between the corporation and one or more of its directors, or between the corporation and any other corporation, firm, association or other entity in which one or more of its directors are directors or officers, are financially interested, shall be either void or voidable by reason that such director or directors are present at the meeting of the board, or of a committee thereof, which authorizes such contract or transaction, or that his or their votes are counted for such purpose:

1. If the fact of such common directorship, officership or financial interest is disclosed or known to the Board or committee, and the Board or committee authorizes such contract or transaction by a vote sufficient for such purpose without counting the vote or votes of such interested director or directors;

2. If such common directorship, officership or financial interest is disclosed or known to the shareholders entitled to vote thereon, and such contract or transaction is approved by vote of the shareholders; or

3. If the contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the Board, a committee or the shareholders.

4. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes such contract or transaction.

3. The office of the Corporation is to be located in the County of Queens, City of New York.

4. The aggregate number of shares which the Corporation shall be authorized to issue is 10,000 shares, all of which shall be of a par value of one (1 cent(s)) cent per share.

The authorized shares of the Corporation may be issued and sold by the Corporation for such consideration as from time to time may be fixed by the Board of Directors, which consideration shall be "not less then the par value thereof".

5. The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom any process in any action or proceeding against the Corporation may be served. The post office address within the State of New York to which the Secretary of State shall mail a copy of any process in any action or proceeding against the Corporation served upon him is : 150 Broadway, New York N. Y. Suite 1604.

6. The duration of the Corporation is to be perpetual.

7. The undersigned incorporator, or each of them, if there are more than one, is of the age of 21 years or over.

IN WITNESS WHEREOF this certificate has been subscribed this 27 day of March, 1968, by the undersigned, who affirms that the statements made herein are true under the penalties of perjury.


/s/ [Morton Hochberg]
-------------------------------------
MORTON HOCHBERG
63-35 Pleasant View Street
Middle Village, Queens, N. Y.

CERTIFICATE OF INCORPORATION
OF
AMB-U-CHAIR Coaches, Inc.

ISIDORE M. TOWBIS
150 Broadway
New York, N. Y. 10038

R 385--Certificate of Amendment of Certificate of Incorporation;
Business Corporation Law Section 805.

COPYRIGHT-1972 BY JULIUS BLUMBERG, INC., LAW BLANK PUBLISHERS
80 EXCHANGE PLACE AT BROADWAY, NEW YORK

Certificate of Amendment of the Certificate of Incorporation of AMB-U-CHAIR COACHES, INC.
under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1) The name of the corporation is

AMB-U-CHAIR COACHES, INC.

(2) The certificate of incorporation was filed by the department of state on the 8 day of April 1968.

(3) The certificate of incorporation of this corporation is hereby amended to effect the following change:

Paragraph 1 is to be changed.

The name of the corporation is to be changed-which currently reads and as "AMB-U-CHAIR COACHES, INC." to be as follows:

Paragraph 1.

The name of the proposed corporation is
AMBUCHAIR SURGICAL SUPPLY CORP.

Paragraph 5 is to be changed, which currently provides and designates The address to which service of process shall be mailed. The address is to be changed. Paragraph 5 currently reads and is as follows:

"The Secretary of State of the State of New York is hereby designated as agent of the corporation upon whom any process in any action or proceeding against the corporation may be served. The post office address within the State of New York to which the Secretary of State shall mail a copy of any process in any action or proceeding against the corporation, served upon him is 150 Broadway, New York, N.Y. Suite 1604.

and is to provide and read as follows:

Paragraph. 5. " The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom any process in any action or proceeding against the corporation may be served. The post office address within the State of New York to which the Secretary of State shall mail a copy of any process in any action or proceeding against the corporation served upon him is 12 Chadwick Road, Great Neck, New York, 11023.

*Set forth the subject matter of each provision of the certificate of incorporation which is to be amended or eliminated and the text of the provision(s), if any, which are to be substituted or added. If an amendment provides for a change of issued shares, the number and kind of shares changed, the number and kind of shares resulting from such change and the terms of change. If an amendment makes two or more such changes, a like statement shall be included in respect to each change.

(4) The amendment to the certificate of incorporation was authorized:

*at a meeting of shareholders by vote of a majority of all the outstanding shares entitled to vote thereon.

*STRIKE OUT WHERE INAPPLICABLE

IN WITNESS WHEREOF, this certificate has been subscribed this 8 day of March 1977 by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.

Type name           Capacity in which signed         Signature
---------           ------------------------         ---------


ISIDORE M. TOWBIS   Shareholder President-Director   /s/ Isidore M. Towbis
                                                     ---------------------------


LUCILLE S. TOWBIS   Shareholder Secretary-Director   /s/ Lucille s. Towbis
                                                     ---------------------------

Certificate of Amendment of the Certificate of Incorporation of AMB-U-CHAIR COACHES, INC.
under Section 805 of the Business Corporation Law

Filed By:
ISIDORE M. TOWBIS

Address:
12 Chadwick Road
Great Neck, New York 11023
(516) 482-8628

R 385 Certificate of Amendment of Certificate of Incorporation;
Business Corporation Law Section 805
Copyright 1972 JULIUS BLUMBERG, INC. LAW BLANK PUBLISHERS
80 EXCHANGE PLACE AT BROADWAY, NEW YORK

Certificate of Amendment of the Certificate of Incorporation of AMBUCHAIR SURGICAL SUPPLY CORP.
under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1) The name of the corporation is
AMBUCHAIR SURGICAL SUPPLY CORP.

(2) The certificate of incorporation was filed by the department of state on the 8 day of April 1968 under the corporate name AMB-U-CHAIR COACHES, INC. The name of the corporaiton was changed on the 1 day of April 1977 to AMBUCHAIR SURGICAL SUPPLY CORP.

(3) The certificate of incorporation of this corporation is hereby amended to effect the following change*

Paragraph 1. The name of the corporation is to be changed, it currently reads "AMBUCHAIR SURGICAL SUPPLY CORP.

to read as follows:

Paragraph 1. The name of the proposed corporation is

"AMB-U-CHAIR COACHES, INC.

*Set forth the subject matter of each provision of the certificate of incorporation which is to be amended or eliminated and the text of the provision(s), if any, which are to be substituted or added. If an amendment provides for a change of issued shares, the number and kind of shares changed, the number and kind of shares resulting from such change and the terms of change. If an amendment makes two or more such changes, a like statement shall be included in respect to each change.

(4) The amendment to the certificate of incorporation was authorized:

*at a meeting of shareholders by vote of a majority of all the outstanding shares entitled to vote thereon.

*STRIKE OUT WHERE INAPPLICABLE

IN WITNESS WHEREOF, this certificate has been subscribed to this 4 day of Apri1 1977 by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.

Type name           Capacity in which signed         Signature
---------           ------------------------         ---------


ISIDORE M. TOWBIS   President-Director Shareholder   /s/ Isidore M. Towbis
                                                     ---------------------------


LUCILLE S. TOWBIS   Secretary-Director Shareholder   /s/ Lucille S. Towbis
                                                     ---------------------------

Certificate of Amendment of the Certificate of Incorporation of AMBUCHAIR SURGICAL SUPPLY CORP, under Section 805 of the Business Corporation Law

Filed By:
ISIDORE M. TOWBIS
Address:
12 Chadwick Road
Great Neck, N.Y. 11023

R 385--Certificate of Amendment of Certificate of Incorporation;
Business Corporation Law Section 805.
COPYRIGHT 1972 BY JULIUS BLUMBERG, INC., LAW BLANK PUBLISHERS
80 EXCHANGE PLACE AT BROADWAY, NEW YORK

Certificate of Amendment of the Certificate of Incorporation of AMB - U - CHAIR COACHES, INC.
under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1) The name of the corporation is AMB-U-CHAIR COACHES, INC.

(2) The certificate of incorporation was filed by the department of state on the 8th day of April 1968, under the corporate name of AMB-U-CHAIR COACHES, INC.

A certificate of Amendment of the Certificate of Incorporation was filed on the 7th day of April 1977 changing the name of the corporation to AMBUCHAIR SURGICAL SUPPLY CORP. and changing the address to which service of process shall be mailed. A second amendment to the certificate of incorporation was filed on the 20th day of April, 1977 changing the name of the corporation back to AMB-U-CHAIR COACHES, INC.

(3) The certificate of incorporation is hereby amended to effect the following changes:

Paragraph l currently reads as follows:

"The name of the proposed corporation is AMB-U-CHAIR COACHES INC."

Paragraph 1 is to be amended to read as follows:

"The names of the proposed corporation is ASSOCIATED AMBULANCE SERVICE INC."

Paragraph 5 currently reads as follows:

"The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom any process in any action or proceeding against the corporation may be served. The post office address within the State of New York to which the Secretary of State shall mail a copy of any process in any action or proceeding against the corporation served upon him is 12 Chadwick Road, Great Neck, New York 11023.

Paragraph 5 is to be amended to provide and read as follows:

"The Secretary of the State of the State of New York is hereby designated as the agent of the corporation upon whom any process in any action or proceeding against the corporation may be served. The post office address within the State of New York to which the Secretary of State shall mail a copy of any process in any action or proceeding against the corporation served upon him is 26-07 94th Street, Jackson Heights, New York 11369.

*Set forth the subject matter of each provision of the certificate of incorporation which is to be amended or eliminated and the text of the provision(s), if any, which are to be substituted or added. If an amendment provides for a change of issued shares, the number and kind of shares changed, the number and kind of shares resulting from such change and the terms of change. If an amendment makes two or more such changes, a like statement shall be included in respect to each change.

(4) The amendment to the certificate of incorporation was authorized:

*at a meeting of shareholders by vote of a majority of all the outstanding shares entitled to vote thereon.

*STRIKE OUT WHERE INAPPLICABLE.

CERTIFICATE OF CHANGE
OF
ASSOCIATED AMBULANCE SERVICE, INC.
UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

WE, THE UNDERSIGNED, Robert. E Jarrett and Robert H. Byrne, being respectively the Vice-President, Financial Operations and Secretary of Associated Ambulance Service, Inc. hereby certify:

1. The name of the corporation is Associated Ambulance Service, Inc. It was incorporated under the name AMB-U-CHAIR Coaches, Inc.

2: The Certificate of Incorporation of said corporation was filed by the Department of State on April 8, 1968.

3. The following was authorized by the Board of Directors:

A. To change the location of the corporation's office in New York from the County of Queens to the County of New York.

B. To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from c/o The Corporation, 12 Chadwick Rd., Great Neck, NY 11023, to c/o C T Corporation, 1633 Broadway, New York, New York 10019.

C. To designate the registered agent in New York upon whom all process against the corporation may be served on as C T Corporation System, 1633 Broadway, New York 10019.

IN WITNESS WHEREOF, we have signed this Certificate on the 18 day of April, 1995 and we affirm the statements contained therein as true under penalties of perjury.


/s/ [Robert E. Jarrett]
-------------------------------------
Robert E. Jarrett - Vice-President,
Financial Operations


/s/ [Robert H. Byrne]
-------------------------------------
Robert H. Byrne, Secretary

CERTIFICATE OF CHANGE
OF
ASSOCIATED AMBULANCE SERVICE, INC.
UNDER SECTION 805-A OF THEE BUSINESS CORPORATION LAW

Beth A Sappelt-Skumac, LA
Laidlaw Transit, Inc.
3221 North Service Road
Burlington Ont. L7R 3Y8 Canada

CERTIFICATE OF MERGER
OF

Associated Ambulance Service, Inc.
Adam Transportation, Inc,
Park Ambulance Service, Inc.,
Five Counties Ambulance Service, Inc.
Sunrise Handicap Transport Corp.

INTO
MEDTRANS OF NEW YORK, INC.

We, the undersigned, Michael Forsayeth and Robert H. Byrne, being respectively the Vice-President and the Secretary of MedTrans of New York, Inc., and Michael Forsayeth and Robert H. Byrne, being respectively the Vice-President and Secretary of Associated Ambulance Service, Inc., Adam Transportation, Inc., Park Ambulance Service, Five Counties Ambulance Service, Inc. and Sunrise Handicap Transport Corp. hereby certify:

1. (a) The name of each constituent is as follows:

MedTrans of New York, Inc.
Associated Ambulance Service, Inc.
Adam Transportation, Inc.
Park Ambulance Service, Inc.
Five Counties Ambulance Service, Inc.
Sunrise Handicap Transport Corp.

(b) The name of the surviving corporation is MedTrans of New York, Inc. and following the merger its name shall be MedTrans of New York Inc.

2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

Name of Corporation
Designation of shares in each class or series outstanding
Class or Series of Shares entitled to Vote
Shares entitled to vote as a class or series

MedTrans of New York, Inc.           100 Common     Common   1

Associated Ambulance Service, Inc.   1,000 Common   Common   1

Adam Transportation, Inc., Inc.      100 Common     Common   1

Park Ambulance Service, Inc.         50 Common      Common   1

Five Counties Ambulance Service, Inc.   100 Common   Common   1

Sunrise Handicap Transport Corp.        100 Common   Common   1

3. There will be no amendments or changes made to the Certificate of Incorporation of the surviving corporation once the merger has taken place.

4. The date when the Certificate of Incorporation of each constituent corporation was filed by the Department of State is as follows:

Name of Corporation                     Date of Incorporation
-------------------                     ---------------------
MedTrans of New York, Inc.              December 27, 1994

Associated Ambulance Service, Inc.      April 8, 1988 (under the name of
                                        AMB-U-Chair Coaches, Inc.)

Adam Transportation Services, Inc       December 23, 1988

Park Ambulance Service, Inc.            August 3, 1964 (under the name of Park
                                        Ambulance & Oxygen Services, Inc)

Five Counties Ambulance Service, Inc.   November 23, 1964

Sunrise Handicap Transport Corp.        May 11, 1981

5. The merger was adopted by each constituent corporation in the following manner.

(a) As to MedTrans of New York, Inc., by the unanimous written consent of the shareholders.

(b) As to Associated Ambulance Service, Inc.; by the unanimous written consent of the shareholders.

(c) As to Adam Transportation Services, Inc., by the unanimous written consent of the shareholders.

(d) As to Park Ambulance Service, Inc., by the unanimous written consent of the shareholders:

(e) As to Five Counties Ambulance Service, Inc., by the unanimous written consent of the shareholders.

(f) As to Sunrise Handicap Transport Corp., by the unanimous written consent of the shareholders.

6. The merger shall be effected on the 31st day of August, 1996.

IN WITNESS WHEREOF, we have signed this certificate on the day of August, 1996, and we affirm-the statements therein as true under penalties or perjury. .

MedTrans of New York, Inc.


By: /s/ [Michael Forsayeth]
    -----------------------------------
    Michael Forsayeth - Vice-President


By: /s/ [Robert H. Byrne]
    -----------------------------------
    Robert H. Byrne - Secretary


Associated Ambulance Service, Inc.


By: /s/ [Michael Forsayeth]
    -----------------------------------
    Michael Forsayeth - Vice-President


By: /s/ [Robert H. Byrne]
    -----------------------------------
    Robert H. Byrne - Secretary


Adam Transportation, Inc.


By: /s/ [Michael Forsayeth]
    -----------------------------------
    Michael Forsayeth - Vice-President


By: /s/ [Robert H. Byrne]
    -----------------------------------
    Robert H. Byrne - Secretary

SIGNATURES CONTINUED ...

Park Ambulance Service, Inc..

By: Michael Forsayeth - Vice-President


By: /s/ [Robert H. Byrne]
    -----------------------------------
    Robert H. Byrne - Secretary


Five Counties Ambulance Service, Inc.


By: /s/ [Michael Forsayeth]
    -----------------------------------
    Michael Forsayeth - Vice-President


By: /s/ [Robert H. Byrne]
    -----------------------------------
    Robert H. Byrne - Secretary


Sunrise Handicap Transport Corp.


By: /s/ [Michael Forsayeth]
    -----------------------------------
    Michael Forsayeth - Vice-President


By: /s/ [Robert H. Byrne]
    -----------------------------------
    Robert H. Byrne - Secretary

CERTIFICATE OF MERGER
OF
ASSOCIATED AMBULANCE SERVICE, INC.
ADAM TRANSPORTATION, INC.
PARK AMBULANCE SERVICE, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
SUNRISE HANDICAP. TRANSPORT CORP.
INTO
MEDTRANS OF NEW YORK, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION-LAW

LAIDLAW INC.
3221 N. SERVICE ROAD
BURLINGTON ONTARIO CANADA L7R 3Y8

At a Special Term of the Supreme Court of the State of New York, County of Albany, held at the Court House in Albany, New York, on the 18 day of March, 1997

PRESENT:

SUPREME COURT
COUNTY OF ALBANY
STATE OF NEW YORK

MEDTRANS OF NEW YORK,. INC., ASSOCIATED AMBULANCE SERVICE, INC., ADAM TRANSPORTATION SERVICE, INC., PARK AMBULANCE SERVICE, INC., FIVE COUNTIES AMBULANCE SERVICE, INC. AND SUNRISE HANDICAP TRANSPORT CORP.
Plaintiffs,

- AGAINST -

SECRETARY OF STATE OF THE STATE OF NEW YORK,
Defendant.

ORDER

Plaintiffs, MEDTRANS OF NEW YORK, INC., ASSOCIATED AMBULANCE SERVICE, INC., ADAM TRANSPORTATION SERVICE, INC., PARK AMBULANCE SERVICE, INC., FIVE COUNTIES AMBULANCE SERVICE, INC. and SUNRISE HANDICAP TRANSPORT CORP. by their attorney, Lawrence A. Kirsch, Esq., by an Order To Show Cause having sought an Order in this court annulling the filing of the Certificate of Merger of the above named corporations into MEDTRANS OF NEW YORK, INC. filed on the 31st day of August, 1996, with the Division of Corporations of the New York State Secretary of State's Office, and upon reading and filing the affidavit of Lawrence A. Kirsch, Esq., sworn to the 28th day of February, 1997, and the Defendant having no objection to such order, it is hereby

ORDERED, that the Certificate of Merger of ASSOCIATED AMBULANCE SERVICE, INC., ADAM TRANSPORTATION SERVICE, INC., PARK AMBULANCE SERVICE, INC., FIVE COUNTIES AMBULANCE SERVICE, INC. AND SUNRISE HANDICAP TRANSPORT CORP. into MEDTRANS OF NEW YORK, INC. filed in the Offices of the Division of Corporations of the New York Secretary of State's Office on August 30, 1996, to be effective August 31, 1996 be annulled, and it is further

ORDERED, that the constituent corporations to the above merger be restored to the index of existing corporations of the Department of State, Division of Corporations, and it is further

ORDERED, that Plaintiffs file a copy of this Order with the Department of State, Division of Corporations with respect to each of the above named entities and pay the appropriate statutory filing fees for same.

Signed this 18 day of March, 1997, at Albany, New York.


/s/ Hon.
---------------------------------
Justice of the Supreme Court


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

STATE OF NEW YORK
COUNTY OF ALBANY CLERK'S OFFICE

I, THOMAS G. CLINGAN, Clerk of the said County, and also Clerk of the Supreme and County Courts, being Courts of Record held therein, DO HEREBY CERTIFY that I have compared the annexed copy with the original thereof filed in this office on the day of March 1997 and that the same is a correct transcript therefrom, and of the whole of said original.

IN TESTIMONY WHEREOF, I have hereunto set my name and affixed my official seal, this 18 day of March, 1997.


/s/ THOMAS G. CLINGAN               , Clerk
------------------------------------


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

COURT ORDER NULLIFYING

CERTIFICATE OF MERGER
OF

MEDTRANS OF NEW YORK, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ADAM TRANSPORTATION SERVICE, INC.
PARK AMBULANCE SERVICE, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
SUNRISE HANDICAP TRANSPORT CORP.

Filed by:
HARTER, SECREST & EMERY
700 MIDTOWN TOWER
ROCHESTER, NY 14604-2070


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

CERTIFICATE OF CHANGE
OF

ASSOCIATED AMBULANCE SERVICE INC.

Under Section 805-A of the Business Corporation Law

1. The name of the corporation is ASSOCIATED AMBULANCE SERVICE INC.

If applicable, the original name under which it was formed is AMB-U-CHAIR COACHES, INC.

2. The Certificate of Incorporation of said corporation was filed by the Department of State on 4/8/68.

3. The address of C T Corporation System as the registered agent of said corporation is hereby changed from C T CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to 111 Eighth Avenue. New York, New York 10011.

4. Notice of the above changes was mailed to the corporation by C T Corporation System not less than 30 days prior to the date of delivery to the Department of State and such corporation has not objected thereto.

5. C T Corporation System is the registered agent of such corporation.

IN WITNESS WHEREOF, I have signed this certificate on September 1, 1999 and affirm the statements contained herein as true under penalties of perjury.

C T CORPORATION SYSTEM


By: /s/ Kenneth J. Uva
    ---------------------------------
    Kenneth J. Uva
    Vice President

NY Domestic Corporation agent address only


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

E9 - DRAWDOWN

CERTIFICATE OF CHANGE
OF

ASSOCIATED AMBULANCE SERVICE INC.

Under Section 805-A of the Business Corporation Law

Filed by:
C T CORPORATION SYSTEM
111 Eighth Avenue
New York, New York 10011

NY Domestic Corporation agent and/or process address


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